                             [ Actava Letterhead ]

                                                                      EXHIBIT 10




                                October 4, 1995




JDP Aircraft II, Inc.
2210 Resurgens Plaza
945 East Paces Ferry Road
Atlanta, Georgia  30326

Gentlemen:

         This letter is to serve as our agreement to extend the attached lease agreement on Citation Jet 525AE for the period from October 21, 1995 through October 31, 1996.

                                        THE ACTAVA GROUP INC.


                                        By:  /s/Frederick B. Beilstein, III
                                             ------------------------------




Agreed to as of October 5, 1995.

JDP AIRCRAFT II, INC.




By: /s/John D. Phillips
    -------------------




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                             [ Actava Letterhead ]




October 21, 1994



JDP AIRCRAFT II, INC.
2210 Resurgens Plaza South
945 East Paces Ferry Road
Atlanta, Georgia  30326

Gentlemen:

         This letter is to serve as our agreement to lease your Citation Jet (N525 AE) on the terms and conditions attached hereto commencing on the date hereof.

                                        THE ACTAVA GROUP INC.



                                        By: /s/Frederick B. Beilstein, III
                                            ------------------------------



Agreed to as of October 21, 1994.

JDP AIRCRAFT II, INC.



By: /s/John D. Phillips
    -------------------
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                                JOHN D. PHILLIPS


                                     LEASE





Plane:                    Citation Jet

Lessor:                   JDP Aircraft II, Inc.

Lessee:                   The Actava Group Inc.

Term: Twelve months, but can be canceled at any time on thirty (30) day notice by Actava.

Lease Rate:               $20,700 per month ($248,400 per year)

Available Hours:          - 125 hours annually
                          - Extra hours at $2,185 per hour
                          - Available whenever needed - 24 hours a day

Services Included:        Plane, pilot(s), fuel, landing fees
                          (Does not include reimbursement of out of pocket pilot ground expenses such as hotel, car and food)